                 The Emerging Markets
                 Income Fund Inc

                 Semi-Annual Report

                 February 26, 1999

----------------------------------------------------------
                      The Emerging Markets Income Fund Inc
                      ---------------------------------------------------------

                                                                 April 15, 1999

                                The Emerging Markets
                                 Income Fund Inc

Dear Shareholders:

We are pleased to provide this semi-annual report for The Emerging Markets Income Fund Inc. (the "Fund") as of February 26, 1999. Included within this report is an analysis of the Fund's performance versus the benchmark and its peer group, a commentary on the emerging debt markets, a statement of the Fund's investments as of February 26, 1999, and financial statements for the six months ended February 26, 1999.

During the six months ended February 26, 1999, the net asset value of the Fund increased from $7.83 per share at August 31, 1998 to $9.83 per share at February 26, 1999. Dividends of $1.61 per share from net investment income were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on net asset value for the six months ended February 26, 1999 was 49.70%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("EMBI+"), a standard measure of return for the emerging markets debt market, returned 17.86%. The Fund's outperformance, which was the result of several factors highlighted below, places the Fund #1 among the Lipper universe of open end and closed end emerging markets income funds for the six months ended February 26, 1999.

At February 26, 1999, the Fund, as a percentage of total investments, was approximately 99% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in short-term investments.

Emerging Markets Debt Securities

During the six months ended February 26, 1999, the emerging markets debt market posted one of the more spectacular six-month performance advances we have seen in years. Coming after an abysmal August 1998 when Russian defaults and hedge fund liquidations caused the market to suffer its worst monthly decline since its inception, the emerging debt market rebounded sharply to post returns in excess of 5% for 3 out of the 6 months of the period.

The initial rebound was caused by a decision by the Federal Reserve Board to increase liquidity in the financial markets with a Federal Funds rate cut of 25 basis points in September, October and November. This liquidity boost caused the general bond market to firm and caused skittish investors to begin migrating back into high yielding assets that held some risk. This marginal appetite for yield caused incremental demand for the debt of most emerging market countries, which began the period yielding above 20%. This demand, when combined with a lack of sell pressure from the recently liquidated hedge fund community, sustained the rally and caused the market to appreciate more than 23% over this three month time frame.

While we were not completely convinced, at the end of August, that the emerging markets debt market was headed straight up over the next three months, we were confident in our conviction that the worst of the selling pressure was over and we were very near the bottom. Our conviction, for the most part, was based on experience we had gained during similar events in past years. These included the high yield market decline during 1990, the decline due to the 1994 global bond market implosion, and the decline suffered during the first quarter of 1995 as a result of the devaluation of

                                                                          Page 1



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the Mexican Peso. While each event is unique unto itself, many similarities exist. One of the similarities is that markets generally overshoot on the downside and if you are vigilant in your analysis, value can be found. Another similarity is that history teaches us that you can never pick the exact market bottom but if you panic and remain in cash when you believe the market offers compelling value, you miss the initial upside and, in turn, a significant portion of the return.

Accordingly, at the beginning of September, after concluding that the selling pressure was nearing an end and the market was offering significant value under a host of scenarios, we reinvested the Fund's cash into the market and were able to capitalize on the upside.

As the market headed into December, our worries about a mounting domestic debt problem in Brazil caused us to scale back our market exposure to Brazil and neighbouring Argentina. Concern lay in our belief that the escalation of debt, caused by the combination of lofty real interest rates and very high domestic debt, would be unsustainable and the government would be forced to act. Notwithstanding the November announcement of a new IMF aide package for Brazil meant to avert a currency crisis, we believed the country was experiencing a capital flight and domestic debt trap that would end in devaluation. We felt that repositioning the assets into the debt of higher quality countries that did not have a financing need for the foreseeable future and had not fully recovered from the August decline, was prudent. These countries included Panama, Peru, and Morocco. In addition, we repositioned some of the assets into Venezuelan securities that we believed were oversold due to concerns that Presidential frontrunner Hugo Chavez would announce market unfriendly reforms shortly after his early December victory. Our analysis of the political environment at the time led us to believe that Chavez's rhetoric would be more political in nature and that his desire to radically change the economic climate was minimal.

This repositioning aided the Fund during the month of December as further pressure on Brazil caused a 2.5% decline in the market while Venezuela rallied 11.81% as President elect Chavez proposed more pro-market reforms.

During January and February, Brazil's devaluation contributed to a 2.32% decline in the market and reinforced our earlier decision to remain underweight the credit. Also, during this period, Ecuador, an underweight, suffered an 11.31% decline as the government was forced to devalue its currency amid mounting political troubles and capital flight.

While we were happy with our asset allocation and market timing decisions during the period, the performance of the Fund continued to be buffeted by our decision to marginally overweight US dollar denominated Eurobonds from Russia. As we mentioned in our last review, our original decision to invest in Russia was predicated on our belief that the country's debt burden was very manageable and its history of timely debt service during prior economic troubles would remain unscathed. While we have not experienced default in our Eurobonds, and the yield on these instruments is substantial, the lack of any meaningful demand for the bonds caused the debt to trade down during the quarter. Subsequent to the end of the period, we revisited the government in Moscow to further evaluate the situation. While we left the country reasonably certain that Eurobonds would be serviced, we are of the opinion that other securities, primarily debt inherited from the former Soviet Union, will be restructured and ensuingly cause continued volatility in our position.

Outlook

We remain optimistic with the prospects for continued strength in the emerging debt market. Asia looks as if economic growth will turn positive this year. This should help global demand for emerging market exports. We are also encouraged by Brazil's ability to capture the positive effects of

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the devaluation, mainly export competitiveness and lower interest rates, without capturing too many of the negatives. In addition, commodity price gains appear to be sticking. This should significantly improve government revenues for most countries, as they are net commodity exporters. This combination of events should help drive yields considerably below their current level which is above 14%.

Annual Shareholders Meeting

The Fund held its annual shareholders meeting on December 10, 1998. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. Election of Directors

        Nominees                        Votes For                 Votes Against
        ---------                       ---------                 -------------
        Heath B. McLendon               3,277,317                    35,796
        William D. Cvengros             3,275,677                    37,434
        Charles F. Barber               3,276,884                    36,228

2. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

        Votes For                     Votes Against             Votes Abstained
        ---------                     -------------             ---------------
        3,282,345                         6,087                     24,680

                                      * * *

In a continuing effort to provide timely information concerning the Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,


/s/ Heath B. McLendon                                 /s/ William D. Cvengros
Heath B. McLendon                                     William D. Cvengros
Co-Chairman of the Board                              Co-Chairman of the Board

/s/ Peter J. Wilby
Peter J. Wilby
Executive Vice President

                                                                          Page 3

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Statement of Investments (unaudited)
February 26, 1999

     Principal
    Amount (a)    Bonds -- 89.9%                                                             Value
------------------------------------------------------------------------------------------------------
                  Argentina -- 12.5%
                  Republic of Argentina:
Peso 2,258,011+     BOCON, Pro 1, 2.6868% due 4/1/07*.................................   $ 1,425,605
       500,000      Global Bond, 11.000% due 12/4/05..................................     2,906,531
       500,000      Structured Note, 9.164% due 12/4/05*(b)...........................       445,000
Peso   250,000+     8.750% due 7/10/02................................................       205,389
     1,000,000      14.250% due 11/30/02*.............................................       955,000
Peso 1,500,000+     11.750% due 2/12/07...............................................     1,232,331
                                                                                         -----------
                                                                                           7,169,856
                                                                                         -----------
                  Brazil -- 9.2%
     1,000,000+   Companhia Energetica De Sao Paulo, 9.125% due 6/26/07*..............       665,000
                  Federal Republic of Brazil:
     2,202,529      Capitalization (C) Bond, 8.000% due 4/15/14(c)....................     1,249,935
     1,500,000+     DCB Bond, Series L, 6.1875% due 4/15/12*..........................       727,500
     1,250,000+     Discount Bond, Series ZL, 6.125% due 4/15/24*.....................       695,313
       600,000      EI Bond, Series L, 6.125% due 4/15/06*............................       377,250
     3,000,000+     NMB, Series L, 6.1875% due 4/15/09*...............................     1,581,562
                                                                                         -----------
                                                                                           5,296,560
                                                                                         -----------
                  Bulgaria -- 3.7%
                  Republic of Bulgaria:
     3,000,000+     FLIRB, Series A, 2.500% due 7/28/12*..............................     1,807,500
       450,000      IAB, 5.875% due 7/28/11*..........................................       308,250
                                                                                         -----------
                                                                                           2,115,750
                                                                                         -----------
                  Colombia -- 4.6%
     2,900,000    Republic of Colombia, 10.986% due 8/13/05*..........................     2,631,750
                                                                                         -----------

                  Costa Rica -- 4.5%
     3,000,000+   Costa Rica, Principal Bond, Series A, 6.250% due 5/21/10............     2,587,500
                                                                                         -----------

                  Croatia -- 3.7%
     1,500,000+   Republic of Croatia, FRN, Series A, 5.8125% due 7/31/10*............     2,100,000
                                                                                         -----------

                  Ecuador -- 2.3%
     4,567,045+   Republic of Ecuador, PDI Bond, 6.000% due 2/27/15*(c)...............     1,293,045
                                                                                         -----------

                  Indonesia -- 2.5%
     1,000,000+   APP International Finance Company B.V., 11.750% due 10/1/05.........       650,000
     1,500,000+   Tjiwi Kimia International Finance Company B.V., 10.000% due 8/1/04..       780,000
                                                                                         -----------
                                                                                           1,430,000
                                                                                         -----------



                 See accompanying notes to financial statements.

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Statement of Investments (unaudited) (continued)
February 26, 1999

     Principal
    Amount (a)    Bonds -- 89.9% (continued)                                                 Value
------------------------------------------------------------------------------------------------------
                  Ivory Coast -- 1.7%
                  Republic of Ivory Coast:
     2,107,000+     FLIRB, 2.000% due 3/29/18*,#......................................   $   568,890
       375,000      FLIRB, 2.000% due 3/29/18.........................................       101,250
       945,038+     PDI Bond, 2.000% due 3/29/18*,#...................................       311,862
                                                                                         -----------
                                                                                             982,002
                                                                                         -----------
                  Mexico -- 10.4%
     1,000,000+   Grupo Industrial Durango, 12.000% due 7/15/01.......................       915,000
     1,000,000+   Hylsa S.A. de C.V., 9.250% due 9/15/07..............................       750,000
                  United Mexican States:
     1,300,000      Global Bond, 10.375% due 2/17/09..................................     3,052,500
     3,000,000+     Global Bond, 11.375% due 9/15/16..................................     1,256,125
                                                                                         -----------
                                                                                           5,973,625
                                                                                         -----------
                  Panama -- 2.6%
     2,000,000+   Republic of Panama, IRB, 4.000% due 7/17/14*........................     1,501,250
                                                                                         -----------

                  Peru -- 4.3%
     5,250,000+   Republic of Peru, PDI Bond, 4.000% due 3/7/17*......................     2,496,875
                                                                                         -----------

                  Philippines -- 3.9%
                  Republic of the Philippines:
     1,735,000+     8.750% due 10/7/16#...............................................     1,578,850
       650,000      9.875% due 1/15/19................................................       645,938
                                                                                         -----------
                                                                                           2,224,788
                                                                                         -----------
                  Poland -- 1.6%
     1,000,000+   Republic of Poland, PDI Bond, 5.000% due 10/27/14*..................       909,375
                                                                                         -----------

                  Russia -- 6.3%
                  Russian Government:
     4,000,000      Global Bond, 11.000% due 7/24/18..................................       955,000
     9,675,000+     Global Bond, 12.750% due 6/24/28..................................     2,634,019
       460,554      IAN, 5.96875% due 12/15/15*,#.....................................        47,782
                                                                                         -----------
                                                                                           3,636,801
                                                                                         -----------
                  South Korea -- 2.5%
                  Export-Import Bank of Korea, Global Bond:
       250,000+     7.250% due 6/25/01................................................       244,963
       250,000+     6.500% due 2/10/02................................................       238,688
                  Korea Development Bank, Global Bond:
       750,000+     7.900% due 2/1/02.................................................       743,437
       250,000+     6.625%, due 11/21/03..............................................       234,438
                                                                                         -----------
                                                                                           1,461,526

                                                                                         -----------


                 See accompanying notes to financial statements.


                                                                                              Page 5


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T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Statement of Investments (unaudited) (continued)
February 26, 1999

     Principal
    Amount (a)    Bonds -- 89.9% (concluded)                                                 Value
------------------------------------------------------------------------------------------------------
                  Uruguay -- 1.2%
       842,105+   Uruguay, DCB, Series B, 6.000% due 2/18/07*.........................   $   715,789
                                                                                         -----------

                  Venezuela -- 12.4%
                  Republic of Venezuela:
     5,261,889+     FLIRB, Series A, 6.125% due 3/31/07*..............................     3,236,062
     5,000,000+     Global Bond, 13.625% due 8/15/18..................................     3,900,000
                                                                                         -----------
                                                                                           7,136,062
                                                                                         -----------
                  Total Bonds (cost-- $59,334,445)....................................    51,662,554
                                                                                         -----------

                  Loan Participations++ -- 9.0%
------------------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
        545,454     Tranche A, 7.1875% due 3/4/00* (Chase Manhattan Bank).............       458,181
      1,090,908     Tranche 1, 6.625% due 9/4/06* (Chase Manhattan Bank)..............       474,545
      2,000,000     Tranche 3, 6.375% due 3/4/10* (Chase Manhattan Bank)..............       840,000
        194,415   Government of Jamaica, Tranche A,
                    5.750% due 10/15/00* (Chase Manhattan Bank).......................       182,750
                  Kingdom of Morocco:
      2,583,333+    Tranche A, 6.0625% due 1/1/09* (Morgan Guaranty Trust Company
                      of New York)....................................................     2,024,687
Yen 132,078,499     Tranche A, 3.0175% due 1/1/09* (Goldman Sachs)                           818,289
      4,950,000+  Russian Government, Principal Loan, 5.96875%, due 12/15/20
                    (Chase Manhattan Bank, Goldman Sachs, Morgan Guaranty
                    Trust Company of New York, ING Bank)..............................       355,781
                                                                                         -----------
                  Total Loan Participations (cost-- $8,442,267).......................     5,154,233
                                                                                         -----------

     Warrants     Warrants -- 0.5%
------------------------------------------------------------------------------------------------------
         2,950    Republic of Argentina Warrants, expiring 12/3/99##..................        85,550
         6,000    United Mexican States Warrants, expiring 2/18/00##..................       180,000
                                                                                         -----------
                  Total Warrants (Cost-- $183,611)....................................       265,550
                                                                                         -----------
                  Sub-Total Investments (cost-- $67,960,323)..........................    57,082,337
                                                                                         -----------


     Principal
    Amount (a)    Repurchase Agreement -- 0.6%
------------------------------------------------------------------------------------------------------
       358,000    State Street Bank, 4.73%, dated 2/26/98, $358,141 due 3/1/99
                    (collateralized by $280,000 U.S. Treasury Bond, 8.500%
                    due 2/15/20, valued at $368,760) (Cost-- $358,000)................       358,000
                                                                                         -----------
                  Total Investments-- 100% (Cost-- $68,318,323**).....................   $57,440,337
                                                                                         ===========


                 See accompanying notes to financial statements.


Page 6

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Statement of Investments (unaudited) (concluded)
February 26, 1999

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT FEBRUARY 26, 1999:

              Contracts        In Exchange     Contracts at        Delivery        Unrealized
             to Deliver            For             Value             Date         Appreciation
           --------------     ------------    --------------       --------       ------------
Sale...... Yen 115,500,000    US $1,006,711     US $977,149         3/29/99          $29,562

---------------
(a)   Principal denominated in U.S. dollars unless otherwise indicated.
(b) Coupon rate linked to yield to maturity of the Republic of Argentina 11.000% Bonds due October 9, 2006, The Republic of Argentina 9.750% Global Bonds due September 19, 2027 and 30-year U.S. Treasury Bonds.
(c) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
 * Rate shown reflects current rate on instrument with variable rates or step coupon rates.
**    Aggregate cost for federal income tax purposes is substantially the same.
 + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.
++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
 # Pursuant to Rule 144A of the Securities Act of 1933, this security can only be sold to qualified institutional investors.
##    Non-income producing security.


   Abbreviations used in this statement:

   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   EI       - Eligible Interest.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   IAB      - Interest Arrears Bond.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.


                 See accompanying notes to financial statements.


                                                                                     Page 7

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T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Statement of Assets and Liabilities
February 26, 1999 (unaudited)

Assets
  Investments, at value (cost-- $67,960,323).........................................    $57,082,337
  Repurchase agreement...............................................................        358,000
  Cash...............................................................................            145
  Receivable for securities sold.....................................................        592,500
  Interest receivable................................................................      1,537,518
  Net unrealized appreciation on forward foreign currency contracts..................         29,562
  Prepaid expenses...................................................................            473
                                                                                         -----------
  Total Assets.......................................................................     59,600,535
                                                                                         -----------

Liabilities

  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................        653,233
  Accrued interest expense on loan...................................................        350,602
  Accrued management fee (Note 2)....................................................         19,363
  Accrued advisory fee (Note 2)......................................................         13,831
  Other accrued expenses.............................................................        175,356
                                                                                         -----------
  Total Liabilities..................................................................     21,212,385
                                                                                         -----------
  Net Assets.........................................................................    $38,388,150
                                                                                         ===========
Net Assets

  Common Stock ($0.001 par value, authorized
      100,000,000; 3,903,745 shares outstanding).....................................    $     3,904
  Additional paid-in capital.........................................................     54,416,942
  Overdistributed net investment income..............................................        (78,689)
  Accumulated net realized loss on investments.......................................     (5,105,401)
  Net unrealized depreciation on investments and foreign currency....................    (10,848,606)
                                                                                         -----------
  Net Assets.........................................................................    $38,388,150
                                                                                         ===========
Net Asset Value Per Share ($38,388,150 / 3,903,745 shares)...........................          $9.83
                                                                                              ======



                See accompanying notes to financial statements.


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Statement of Operations

For the Six Months Ended February 26, 1999 (unaudited)

Income
  Interest (includes discount accretion of $1,110,230)...............................     $ 4,913,296

Expenses
  Interest on loan.....................................................    $  580,915
  Management fee.......................................................       127,369
  Advisory fee.........................................................        90,978
  Custodian............................................................        39,862
  Audit and tax services...............................................        17,294
  Directors' fees and expenses.........................................        17,184
  Printing.............................................................        17,178
  Transfer agent expenses..............................................        12,277
  Legal................................................................        10,418
  Listing fees.........................................................         5,405
  Other...............................................................          3,934         922,814
                                                                           ----------     -----------
Net Investment Income................................................................       3,990,482
                                                                                          -----------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
  Net Realized Gain (Loss) on:
    Investments......................................................................      (4,123,700)
    Foreign currency transactions....................................................        (161,921)
                                                                                          -----------
                                                                                           (4,285,621)
                                                                                          -----------
  Net Change in Unrealized Appreciation (Depreciation) on:
      Investments....................................................................      13,804,243
      Foreign currency contracts and other assets and liabilities
          denominated in foreign currencies..........................................          35,353
                                                                                          -----------
                                                                                           13,839,596
                                                                                          -----------
Net Gain on Investments and Foreign Currency Transactions                                   9,553,975
                                                                                          -----------
Net Increase in Net Assets From Operations                                                $13,544,457
                                                                                          ===========


                 See accompanying notes to financial statements.


                                                                                               Page 9

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T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C



Statement of Changes in Net Assets
For the Six Months Ended February 26, 1999 (unaudited) and the Year Ended August 31, 1998

                                                                      February 26,        August 31,
                                                                          1999               1998
-------------------------------------------------------------------------------------------------------
Operations
  Net investment income.............................................  $ 3,990,482         $ 7,212,295
  Net realized loss on investments and foreign currency transactions   (4,285,621)           (223,513)
  Net change in unrealized appreciation (depreciation)..............   13,839,596         (40,030,717)
                                                                      -----------         -----------
  Net Increase (Decrease) in Net Assets From Operations.............   13,544,457         (33,041,935)
                                                                      -----------         -----------
Dividends and Distributions to Shareholders
  From net investment income........................................   (6,105,700)         (7,315,909)
  From net realized capital gains...................................        --            (10,439,304)
  In excess of net realized capital gains...........................        --               (819,780)
                                                                      -----------         -----------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.....................   (6,105,700)        (18,574,993)
                                                                      -----------         -----------
Capital Share Transactions
  Proceeds from shares issued in reinvestment of dividends
    (135,317 and 256,294 shares issued).............................    1,426,800           4,265,949
                                                                      -----------         -----------
Total Increase (Decrease) in Net Assets.............................    8,865,557         (47,350,979)
                                                                      -----------         -----------
Net Assets
  Beginning of year.................................................   29,522,593          76,873,572
                                                                      -----------         -----------
  End of year (includes (overdistributed)/undistributed net
    investment income of $(78,689) and $2,036,529, respectively)....  $38,388,150         $29,522,593
                                                                      ===========         ===========

Statement of Cash Flows
For the Six Months Ended February 26, 1999 (unaudited)

Cash Flows From Operating Activities:
  Purchases of securities........................................................        $(31,171,866)
  Net sales of short-term investments............................................           4,221,000
  Proceeds from sales of securities and principal paydowns.......................          28,917,056
                                                                                         ------------
                                                                                            1,966,190

  Net investment income..........................................................           3,990,482
  Accretion of discount on investments...........................................          (1,308,745)
  Interest on payment-in-kind bonds..............................................            (114,021)
  Net change in receivables/payables related to operations.......................             (36,481)
                                                                                         ------------
  Net Cash Provided by Operating Activities......................................           4,497,425
                                                                                         ------------

Cash Flows From Financing Activities:
  Proceeds from shares issued in reinvestment of dividends.......................           1,426,800
  Dividends and distributions paid...............................................          (6,105,700)
                                                                                         ------------
  Net Cash Used by Financing Activities..........................................          (4,678,900)
                                                                                         ------------

Net Decrease in Cash.............................................................            (181,475)
Cash at Beginning of Year........................................................             181,620
                                                                                         ------------
Cash at End of Year..............................................................        $        145
                                                                                         ============


                 See accompanying notes to financial statements.

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T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Notes to Financial Statements (unaudited) (continued)

1.   Organization and Significant Accounting Policies (continued)

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C

1.   Organization and Significant Accounting Policies (concluded)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the six months ended February 26, 1999, the Fund paid interest expense of $642,084.

2.   Management and Advisory Fees and Other Transactions

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also entered into an investment advisory agreement with Value Advisors LLC (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

     At February 26, 1999, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.   Portfolio Activity and Tax Information

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended February 26, 1999 aggregated $31,502,300 and $29,325,681 respectively. The federal income tax cost basis of the Fund's investments at February 26, 1999 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $2,511,703 and $13,389,689, respectively, resulting in a net unrealized depreciation on investments of $10,877,986.

T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C

4.   Bank Loan

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 0.5% and the maturity date is May 6, 1999. The collateral for the loan was valued at $41,418,820 on February 26, 1999 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of at least 200%.

5.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 26, 1999 was $5,154,233.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "When and If" Issued Bonds

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At February 26, 1999, the Fund has a concentration risk in sovereign debt of emerging market countries.

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T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Notes to Financial Statements (unaudited) (concluded)


7.   Credit and Market Risk (continued)

     The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of February 26, 1999, the Fund has an outstanding contract to sell 115,500,000 Japanese Yen for U.S. $1,006,711 for a scheduled settlement on March 29, 1999.

9.   Dividend Subsequent to February 26, 1999

     On March 1, 1999, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on March 26, 1999 to shareholders of record March 16, 1999.

T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Financial Highlights

Selected data per share of common stock outstanding throughout each year:

                                                   Period Ended
                                                   February 26,                   Year Ended August 31,
                                                      1999          --------------------------------------------------
                                                   (unaudited)       1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............      $ 7.83        $21.89        $18.04        $13.38        $16.23
                                                      ------        ------        ------        ------        ------
Net investment income...........................        1.05          2.02          2.10          2.24          1.95
Net realized gain (loss) and change in
   unrealized appreciation (depreciation) on
   securities and foreign currency translations.        2.56        (10.84)         5.00          4.10         (2.22)
                                                      ------        ------        ------        ------        ------
Total from investment operations................        3.61         (8.82)         7.10          6.34         (0.27)
                                                      ------        ------        ------        ------        ------
Dividends to shareholders from net
   investment income............................      (1.61)         (2.03)        (2.19)        (1.65)        (1.37)
Dividends to shareholders from net
   realized capital gains.......................        --           (2.98)        (1.06)        (0.03)        (0.49)
Distributions in excess of net realized
   capital gains................................        --           (0.23)         --            --           (0.72)
                                                      ------        ------        ------        ------        ------
Total dividends and distributions to
   shareholders.................................       (1.61)        (5.24)        (3.25)        (1.68)        (2.58)
                                                      ------        ------        ------        ------        ------
Net increase (decrease) in net asset value......        2.00        (14.06)         3.85          4.66         (2.85)
                                                      ------        ------        ------        ------        ------
Net asset value, end of year....................      $ 9.83        $ 7.83        $21.89        $18.04        $13.38
                                                      ======        ======      ========       =======        ======
Per share market value, end of period...........      $11.25        $ 9.50      $19.4375       $16.625        $13.00
                                                      ======        ======      ========       =======        ======
Total investment return based on market
   price per share (a)..........................      37.03%       -35.00%        39.18%        42.46%        -1.76%
Ratios to Average Net Assets:
   Total expenses, including
       interest expense.........................       5.04%(b)      3.79%         3.58%         4.41%         5.15%
   Total expenses, excluding
       interest expense (operating expenses)....       1.87%(b)      1.73%         1.70%         1.87%         2.00%
   Net investment income........................      21.77%(b)     11.56%        10.44%        14.34%        14.45%
Supplemental Data:
   Net assets, end of period.................... $38,388,150   $29,408,506   $76,873,572   $63,349,266   $46,993,103
   Portfolio turnover rate......................         54%          141%          112%           98%           80%
   Bank loan outstanding, end of period......... $20,000,000   $20,000,000   $20,000,000   $20,000,000   $20,000,000
   Interest rate on bank loan, end of period....    5.79094%      6.28125%         6.50%      6.60156%       7.5625%
   Weighted average bank loan................... $20,000,000   $20,000,000   $20,000,000   $20,000,000   $20,000,000
   Weighted average interest rate...............       5.81%(b)      6.44%         6.64%         6.96%         7.50%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(b) Annualized.

T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                  Net Realized Gain
                                                                                  (Loss) & Change in
                                                          Net Investment            Net Unrealized
                                                              Income          Appreciation (Depreciation)
                                                         ----------------     ---------------------------
                                                                     Per                        Per
Quarters Ended                                           Total      Share          Total       Share
---------------------------------------------------------------------------------------------------------
November 30, 1994...........................             $1,595     $0.46        $ (3,082)    $ (0.88)

February 28, 1995...........................              1,599      0.45          (9,960)      (2.83)

May 31, 1995................................              1,744      0.49           5,054        1.44

August 31, 1995.............................              1,894      0.55             205        0.05

November 30, 1995...........................              1,859      0.53           1,412        0.40

February 29, 1996...........................              1,989      0.57           5,477        1.56

May 31, 1996................................              2,070      0.58           4,137        1.18

August 31, 1996.............................              1,933      0.56           3,379        0.96

November 30, 1996...........................              1,978      0.56           8,841        2.52

February 28, 1997...........................              1,840      0.53           3,833        1.09

May 31, 1997................................              1,803      0.51             951        0.27

August 31, 1997.............................              1,744      0.50           3,923        1.12

November 30, 1997...........................              1,668      0.47          (5,181)      (1.47)

February 27, 1998...........................              1,827      0.51             491        0.14

May 29, 1998................................              1,996      0.53          (3,192)      (0.85)

August 31, 1998.............................              1,721      0.51         (32,372)      (8.66)

November 30, 1998...........................              2,052      0.54          13,631        3.61

February 26, 1999...........................              1,938      0.51          (4,077)      (1.05)

*Totals expressed in thousands of dollars except per share amounts.


                                                                                              Page 17


T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Manager depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Manager's provision of investement management services, including handling of securities trades, pricing and account services. The Investment Manager has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Manager has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Manager or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

T H E   E M E R G I N G   M A R K E T S  I N C O M E   F U N D   I N C


Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON SCHOTT
      Executive Vice President

PETER J. WILBY
      Executive Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Assistant Controller



The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York  10048
      For information call (toll free)

      1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

INVESTMENT ADVISER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York  10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                            -------------------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169
                            -------------------------


                                                                    EMDSEMI 2/99